UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 6, 2017

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01          Regulation FD Disclosure.

On November 6, 2017, 1st Constitution Bancorp (the “Company”) and its primary operating subsidiary, 1st Constitution Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with New Jersey Community Bank (“NJCB”), providing for the merger of NJCB with and into the Bank, with the Bank as the surviving entity (the “Merger”).  The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a Current Report on Form 8-K to be subsequently filed by the Company.

The Company is furnishing herewith presentation materials to be used in communications with investors, investment bankers and analysts as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K.  The Company undertakes no obligation to update, alter, or otherwise revise these presentation materials, as a result of written or oral statements that may be made from time to time, whether as a result of new information, future events, or otherwise.  The information in Item 7.01 of this report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 8.01          Other Events.

A copy of the press release, dated November 6, 2017, issued jointly by the Company and NJCB announcing the proposed Merger is furnished as Exhibit 99.2 to this report pursuant to Item 8.01 of Form 8-K.  The information in Item 8.01 of this report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.2).

Cautionary Language Concerning Forward-Looking Statements

Statements in this document regarding the proposed Merger and any other statements about the Company’s or NJCB’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue influence on these forward-looking statements, which speak only as of the date hereof.  Such statements are based upon the current beliefs and expectations of the management of the Company and NJCB and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that NJCB’s shareholders may not adopt the Merger Agreement; (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner; (5) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (6) the diversion of management’s time from ongoing business operations due to issues relating to the Merger; (7) costs or difficulties relating to integration matters might be greater than expected; (8) material adverse changes in the Company’s or NJCB’s operations or earnings; (9) potential litigation in connection with the Merger; (10) an increase or decrease in the common stock price of the Company during the 10 day pricing period prior to the closing of the Merger, which could cause an adjustment to the exchange ratio or give NJCB the right to terminate the Merger Agreement under certain circumstances; (11) the inability to retain NJCB’s customers and employees; and (12) the potential change in Federal tax law that could have a negative impact on the Company’s tax benefits from the Merger.  Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability.

The Company undertakes no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”).  The Company may file other documents with the Commission regarding the proposed Merger.  A definitive proxy statement/prospectus will be mailed to the shareholders of NJCB.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement/prospectus, and other documents containing information about the Company at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from the Company (when available) by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Certain Information Regarding Participants

The Company, NJCB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from NJCB’s shareholders in respect of the proposed Merger.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2017 Annual Meeting of Shareholders, which was filed with the Commission on April 24, 2017 and can be obtained free of charge from the Commission’s website at www.sec.gov or from the Company by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of NJCB may be found in its proxy statement relating to its 2017 Annual Meeting of Shareholders, which can be obtained free of charge from William H. Placke, President and Chief Executive Officer, New Jersey Community Bank, at 3441 U.S. Highway 9, Freehold, New Jersey 07728, telephone (732) 431-2265.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01.                      Financial Statements and Exhibits.

The information being furnished pursuant to Items 7.01 and 8.01 of this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

(d) Exhibits

Exhibit No.	Title

99.1	1st Constitution Bancorp presentation materials.

99.2	Joint Press Release of 1st Constitution Bancorp and New Jersey Community Bank, dated November 6, 2017, announcing the proposed Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: November 6, 2017	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer